UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2018

Item 1. Reports to Stockholders

Alternative / specialty mutual fund

Delaware Healthcare Fund

March 31, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Healthcare Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Healthcare Fund	April 10, 2018 (Unaudited)

Performance preview (for the year ended March 31, 2018)
Delaware Healthcare Fund (Institutional Class shares)*	1-year return	+21.90%
Delaware Healthcare Fund (Class A shares)	1-year return	+21.56%
Russell 3000® Healthcare Index (benchmark)	1-year return	+12.73%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Healthcare Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Market overview

The US healthcare sector continued to experience significant challenges during the Fund’s fiscal year ended March 31, 2018. Despite continued uncertainty surrounding the prospects of a repeal of the Affordable Care Act (ACA), which did not materialize, healthcare performed relatively well. New innovations in the market after the US Food and Drug Administration (FDA) approved a record number of new drugs in 2017 drove performance, while the election of Donald Trump seemed to alleviate some concerns over drug pricing and regulatory reforms.

Economic growth and the markets advanced steadily through the end of 2017, before a spate of volatility made a comeback in the final three months of the Fund’s fiscal year. January was marked by a swift run-up in the markets, likely, in our view, the result of investors’ enthusiasm for the corporate tax cuts that went into effect in 2018. With the Trump administration’s proposed tariffs on aluminum and steel, however, investors quickly backed off, fearing a potential trade war. The Federal Reserve’s implementation of a sixth rate increase since the end of the global financial crisis further roiled the markets.

Overall, however, the economy appeared sound at the end of the Fund’s fiscal year. Annual growth of gross domestic product (GDP) for the fiscal period was 2.6%, an increase over the 2.2% rate of

We continue to put a premium on disciplined, intensive research when analyzing investment opportunities for the Fund and favor companies that exhibit such traits as:

●   proven competitiveness,

●   seasoned management teams, and

●   stock valuations that are discounted meaningfully from our estimates of intrinsic value.

These characteristics are part of our daily considerations as we follow our conservative, stock-by-stock approach to portfolio management.

Portfolio management review

Delaware Healthcare Fund

growth for the previous fiscal year. Personal consumption expenditures and wage growth were up while unemployment fell to 4.1%. Consumer confidence was also strong: the Conference Board Consumer Confidence Index®, which measures how optimistic or pessimistic consumers are with respect to the economy in the near future – posted its 20th straight 100 plus measure in March. (Source: Bloomberg.)

Within the Fund

For the fiscal year ended March 31, 2018, Delaware Healthcare Fund Institutional Class shares returned +21.90%. The Fund’s Class A shares returned +21.56% at net asset value and +14.57% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark, the Russell 3000 Healthcare Index, returned +12.73%. Complete annualized performance for Delaware Healthcare Fund is shown in the table on page 4.

Among sectors, the Fund’s holdings in the biotechnology sector contributed the most to relative performance versus its benchmark, primarily due to favorable stock selection and asset allocation. MorphoSys AG, a large overweight position in the Fund relative to the benchmark, outperformed during the fiscal year. MorphoSys remains one of the few antibody technology platforms that a large pharmaceutical company has not acquired, and shares have performed well due to the company’s continued progress on its proprietary cancer pipeline. The company also reported strong third quarter earnings results and subsequently raised its earnings guidance for the year.

Also in the biotechnology sector, the Fund’s overweight in ImmunoGen Inc. contributed to relative performance. In our view, ImmunoGen has made significant progress on its main pipeline candidate, mirvetuximab soravtansine, a treatment for platinum-resistant ovarian cancer.

Shares of Neurocrine Biosciences Inc. outperformed after the company won approval for and released its sole drug, Ingrezza®. Shares of uniQure NV, the market leader in gene therapy, also added to the Fund’s performance. We think recent clinical trials indicate potential success for uniQure’s gene therapy platform. Underperformance from Coherus Biosciences Inc. somewhat muted uniQure’s relative outperformance. Coherus Biosciences underperformed after it announced in June 2017 that the FDA issued a complete response letter to its biologics license application, delaying the release of its leading drug. Despite recent setbacks, we believe that Coherus Biosciences remains one of the strongest biosimilar franchises in the sector, and we continue to hold it in the Fund.

In the blue-chip medical products sector, the Fund’s large overweight in Chugai Pharmaceutical Co. contributed to relative performance after issuing positive earnings forecasts. Chugai Pharmaceutical is among the leading franchises in Japan and is also partnered with Roche. This partnership allows Chugai to benefit from the pipelines of both companies. The Fund’s underweight in Merck & Co. and lack of exposure in Celgene Corp. and Johnson & Johnson likewise contributed.

However, the Fund’s overweight position in Sanofi detracted from relative performance. Shares declined as the market remained focused on slow growth. However, in our view, Sanofi remains one of the preeminent blue-chip medical companies and is undervalued. We continue to hold Sanofi in the Fund.

In the small- to mid-cap medical products sector, the Fund’s underweight position in Allergan plc contributed to relative performance. Shares of the company declined after its reverse buyout deal with Pfizer Inc. was called off. In addition, Allergan delayed divesting its generic drug unit to Teva Pharmaceutical.

Shares of Halozyme Therapeutics Inc. also added to performance during the fiscal year after the company announced that it had licensed its proprietary drug-delivery technology Enhanze to Roche Holding and announced a second collaboration with Bristol-Myers Squibb. Additionally, the Fund’s overweight in Perrigo Co. PLC contributed to performance. Shares of the company have recovered after becoming oversold. We continue to believe that Perrigo is fundamentally undervalued and the Fund holds a sizeable position.

The Fund’s underweight in healthcare services detracted from relative performance. Among other non-healthcare stocks, shares of Chinese Internet company Sohu.com Inc. reported mixed financial results as the company faced near-term headwinds within its mobile game business and continued to invest in traffic acquisition in its search business. We continue to hold Sohu.com – we believe that its shares remain undervalued and that it is well-positioned over the long term to potentially benefit from rising consumption and Internet engagement in China.

For global healthcare investors, there are risks, in our view, that short-term legislative and judicial action could overshadow the positive long-term fundamentals of the sector and of specific companies. Nevertheless, we continue to see significant long-term opportunities in the global healthcare asset class. The baby-boom generation in the United States is aging, implying expanding demand for healthcare products and services for decades to come. At the same time, middle classes in countries with emerging economies (notably India and China) are growing rapidly, creating big appetites for Western-style medicine. We remain positive on the sector and its growth opportunities.

Despite some increased volatility last year due to uncertainty surrounding plans for a repeal and replace measure for the ACA, we believe that healthcare remains one of the economy’s few growth sectors. We continue to see many attractive opportunities in the healthcare sector, particularly in biotechnology, where we see potential for continued innovation in cancer treatments and gene therapy technology. We remain overweight in the biotechnology sector, particularly in small- to mid-cap companies, where we see potential for technological breakthroughs.

We continue to put a premium on disciplined, intensive research when analyzing investment opportunities for the Fund and favor companies that exhibit such traits as:

●	proven competitiveness,

●	seasoned management teams, and

●	stock valuations that are discounted meaningfully from our estimates of intrinsic value.

These characteristics are part of our daily considerations as we follow our conservative, stock-by-stock approach to portfolio management.

Performance summary

Delaware Healthcare Fund	March 31, 2018 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2018
	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	+21.56%	+16.36%	+18.30%	+16.83%
Including sales charge	+14.57%	+14.98%	+17.60%	+16.17%
Class C (Est. Jan. 28, 2010)
Excluding sales charge	+20.67%	+15.50%	n/a	+15.80%
Including sales charge	+19.67%	+15.50%	n/a	+15.80%
Class R (Est. Jan. 28, 2010)
Excluding sales charge	+21.26%	+16.07%	n/a	+16.37%
Including sales charge	+21.26%	+16.07%	n/a	+16.37%
Institutional Class (Est. Sept. 28, 2007)
Excluding sales charge	+21.90%*	+16.65%	+18.55%	+17.06%
Including sales charge	+21.90%*	+16.65%	+18.55%	+17.06%
Russell 3000 Healthcare Index	+12.73%	+14.49%	+12.84%	+10.97%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Healthcare companies are subject to extensive government regulation and their profitability can be affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and malpractice or other litigation.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.38%	2.13%	1.63%	1.13%
Net expenses (including fee waivers, if any)	1.38%	2.13%	1.63%	1.13%
Type of waiver	n/a	n/a	n/a	n/a

Performance summary

Delaware Healthcare Fund

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2008 through March 31, 2018

For period beginning March 31, 2008 through March 31, 2018	Starting value	Ending value
Delaware Healthcare Fund — Institutional Class shares	$10,000	$54,823
Delaware Healthcare Fund — Class A shares	$9,425	$50,603
Russell 3000 Healthcare Index	$10,000	$33,472

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on March 31, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 3000 Healthcare Index as of March 31, 2008. The Russell 3000 Healthcare Index measures the performance of all healthcare holdings included in the Russell 3000 Index, which represents the 3,000 largest US companies based on total market capitalization.

The Conference Board Consumer Confidence Index, mentioned on page 2, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DLHAX	24610E101
Class C	DLHCX	24610E200
Class R	DLRHX	24610E309
Institutional Class	DLHIX	24610E408

Disclosure of Fund expenses

For the six-month period from October 1, 2017 to March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2017 to March 31, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Healthcare Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses Paid During Period 10/1/17 to 3/31/18*
Actual Fund return†
Class A	$1,000.00	$1,023.60	1.30%	$6.56
Class C	1,000.00	1,020.00	2.05%	10.32
Class R	1,000.00	1,022.40	1.55%	7.82
Institutional Class	1,000.00	1,025.40	1.05%	5.30
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Class R	1,000.00	1,017.20	1.55%	7.80
Institutional Class	1,000.00	1,019.70	1.05%	5.29

*“	Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and top 10 equity holdings

Delaware Healthcare Fund	As of March 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	99.22%
Biotechnology	36.54%
Blue Chip Medical Products	40.56%
Healthcare Services.	10.94%
Other	5.19%
Small- / Mid-Cap Medical Products	5.99%
Rights	0.01%
Short-Term Investments	0.28%
Total Value of Securities	99.51%
Receivables and Other Assets Net of Liabilities	0.49%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
MorphoSys	7.52%
Chugai Pharmaceutical	5.26%
Arena Pharmaceuticals	3.21%
Pfizer	3.07%
Sanofi	2.99%
Sanofi ADR	2.99%
Eli Lilly & Co.	2.82%
UnitedHealth Group	2.60%
Zimmer Biomet Holdings	2.59%
uniQure.	2.40%

Schedule of investments

Delaware Healthcare Fund	March 31, 2018

	Number of shares	Value (US $)

Common Stock – 99.22%²

Biotechnology – 36.54%
Active Biotech †	9,691	$4,085
Alder Biopharmaceuticals †	75,000	952,500
Alexion Pharmaceuticals †	42,000	4,681,320
Aralez Pharmaceuticals †	69,667	104,502
Arena Pharmaceuticals †	469,100	18,529,450
Array BioPharma †	630,000	10,281,600
Coherus Biosciences †	420,000	4,641,000
Epizyme †	202,000	3,585,500
Foundation Medicine †	80,000	6,300,000
Genomic Health †	38,000	1,189,020
ImmunoGen †	1,130,000	11,887,600
Incyte †	60,000	4,999,800
Ligand Pharmaceuticals Class B †	65,000	10,735,400
Loxo Oncology †	68,000	7,845,160
MacroGenics †	80,000	2,012,800
Mirati Therapeutics †	223,630	6,865,441
Momenta Pharmaceuticals †	113,000	2,050,950
MorphoSys †	424,000	43,385,102
Myriad Genetics †	135,000	3,989,250
Neurocrine Biosciences †	90,000	7,463,700
Regeneron Pharmaceuticals †	30,000	10,330,800
REGENXBIO †	149,000	4,447,650
Regulus Therapeutics †	20,000	14,350
Rigel Pharmaceuticals †	900,000	3,186,000
Sarepta Therapeutics †	23,000	1,704,070
Seattle Genetics †	80,000	4,187,200
Spark Therapeutics †	90,000	5,993,100
TESARO †	110,000	6,285,400
uniQure †	590,000	13,865,000
Vascular Biogenics †	200,000	460,000
Vertex Pharmaceuticals †	25,000	4,074,500
Xencor †	129,191	3,873,146
XOMA †	46,410	938,874

		210,864,270

Blue Chip Medical Products – 40.56%
AbbVie	130,000	12,304,500
Amgen	77,000	13,126,960
AstraZeneca	110,000	7,561,536
AstraZeneca ADR	60,000	2,098,200
Bayer	107,000	12,062,512
Biogen †	2,000	547,640
Boston Scientific †	500,000	13,660,000

Schedule of investments

Delaware Healthcare Fund

	Number of shares	Value (US $)

Common Stock² (continued)

Blue Chip Medical Products (continued)
Bristol-Myers Squibb	120,000	$7,590,000
Chugai Pharmaceutical	600,000	30,336,920
Eli Lilly & Co.	210,000	16,247,700
Express Scripts Holding †	12,000	828,960
Gilead Sciences	158,000	11,911,620
GlaxoSmithKline ADR	283,000	11,056,810
Pfizer	500,000	17,745,000
Roche Holding	43,000	9,864,076
Sanofi	215,000	17,251,620
Sanofi ADR	430,000	17,234,400
Shire	50,000	2,488,491
Smith & Nephew	380,000	7,108,658
Stryker	20,000	3,218,400
UCB	60,000	4,886,301
Zimmer Biomet Holdings	137,000	14,938,480

		234,068,784

Healthcare Services – 10.94%
Aetna	43,000	7,267,000
Anthem	46,000	10,106,200
CVS Health	65,000	4,043,650
DaVita †	134,000	8,835,960
McKesson	93,000	13,100,910
Quest Diagnostics	48,000	4,814,400
UnitedHealth Group	70,000	14,980,000

		63,148,120

Other – 5.19%
Advanced Micro Devices †	360,000	3,618,000
Cia de Minas Buenaventura ADR	115,300	1,756,019
Dean Foods	350,000	3,017,000
Dyax =†	400,000	444,000
Fannie Mae †	1,000,000	1,410,000
Federal Home Loan Mortgage †	1,030,000	1,390,500
SINA †	60,000	6,256,200
Sohu.com †	390,722	12,081,124

		29,972,843

Small- / Mid-Cap Medical Products – 5.99%
Aerie Pharmaceuticals †	5,100	276,675
Halozyme Therapeutics †	500,000	9,795,000
Mylan †	308,000	12,680,360
Perrigo	142,000	11,834,280

		34,586,315

Total Common Stock (cost $438,152,737)		572,640,332

	Number of shares	Value (US $)

Rights – 0.01%

Active Biotech †	9,691	$1,370
Ambit Bioscience =†	76,500	45,900

Total Rights (cost $0)		47,270

	Principal amount°

Short-Term Investments – 0.28%

Repurchase Agreements – 0.28%
Bank of America Merrill Lynch 1.71%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $236,327 (collateralized by US government obligations 1.50%–3.75% 11/15/18–8/15/44; market value $241,008)	236,282	236,282
Bank of Montreal 1.60%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $708,971 (collateralized by US government obligations 0.00%–2.875% 8/16/18–8/15/47; market value $723,022)	708,845	708,845
BNP Paribas 1.75%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $697,011 (collateralized by US government obligations 0.00%–3.625% 5/31/18–11/15/45; market value $710,813)	696,875	696,875

Total Short-Term Investments (cost $1,642,002)		1,642,002

Total Value of Securities – 99.51% (cost $439,794,739)		$574,329,604

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

†	Non-income producing security.

The following foreign currency exchange contracts were outstanding at March 31, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	GBP	4,633,914	USD	(6,528,741)	4/3/18	$(26,002)
BNYM	GBP	(2,858,329)	USD	4,010,516	4/4/18	(724)

Total Foreign Currency Exchange Contracts						$(26,726)

Schedule of investments

Delaware Healthcare Fund

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

GBP – British Pound Sterling

USD– US Dollar

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities

Delaware Healthcare Fund	March 31, 2018

Assets:
Investments, at value[1]	$574,329,604
Cash	91,271
Receivable for securities sold	6,655,784
Receivable for fund shares sold	4,378,645
Foreign tax reclaims receivable	386,472
Dividends and interest receivable	245,640

Total assets	586,087,416

Liabilities:
Payable for securities purchased	7,722,334
Payable for fund shares redeemed	466,728
Investment management fees payable to affiliates	415,198
Other accrued expenses	181,630
Distribution fees payable to affiliates	114,208
Unrealized depreciation on foreign currency exchange contracts	26,726
Dividend disbursing and transfer agent fees and expenses payable to affiliates	9,597
Audit and tax fees payable	5,318
Trustees’ fees and expenses payable	3,323
Accounting and administration expenses payable to affiliates	2,204
Legal fees payable to affiliates	874
Reports and statements to shareholders expenses payable to affiliates	450

Total liabilities	8,948,590

Total Net Assets	$577,138,826

Net Assets Consist of:
Paid-in capital	$447,230,012
Distributions in excess of net investment income	(1,596,062)
Accumulated net realized loss on investments	(3,041,265)
Net unrealized appreciation of investments	134,534,865
Net unrealized appreciation of foreign currencies	38,002
Net unrealized depreciation of foreign currency exchange contracts	(26,726)

Total Net Assets	$577,138,826

Net Asset Value
Class A:
Net assets	$212,837,884
Shares of beneficial interest outstanding, unlimited authorization, no par	9,405,578
Net asset value per share	$22.63
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$24.01

Class C:
Net assets	$76,032,760
Shares of beneficial interest outstanding, unlimited authorization, no par	3,519,180
Net asset value per share	$21.61

Class R:
Net assets	$5,683,080
Shares of beneficial interest outstanding, unlimited authorization, no par	254,075
Net asset value per share	$22.37

Institutional Class:
Net assets	$282,585,102
Shares of beneficial interest outstanding, unlimited authorization, no par	12,429,493
Net asset value per share	$22.74
[1]Investments, at cost	$439,794,739

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Healthcare Fund	Year ended March 31, 2018

Investment Income:
Dividends	$6,618,550
Interest	54,469
Foreign tax withheld	(264,477)

6,408,542

Expenses:
Management fees	3,667,478
Distribution expenses – Class A	443,831
Distribution expenses – Class C	656,395
Distribution expenses – Class R	26,595
Dividend disbursing and transfer agent fees and expenses	466,869
Accounting and administration expenses	110,965
Registration fees	95,113
Custodian fees	55,067
Reports and statements to shareholders expenses	54,047
Audit and tax fees	36,618
Legal fees	35,075
Trustees’ fees and expenses	19,368
Other	22,038

5,689,459
Less expense paid indirectly	(963)

Total operating expenses	5,688,496

Net Investment Income	720,046

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$8,227,991
Foreign currencies	15,855
Foreign currency exchange contracts	(29,532)

Net realized gain	8,214,314

Net change in unrealized appreciation (depreciation) of:
Investments	63,568,529
Foreign currencies	60,150
Foreign currency exchange contracts	(26,726)

Net change in unrealized appreciation (depreciation)	63,601,953

Net Realized and Unrealized Gain	71,816,267

Net Increase in Net Assets Resulting from Operations	$72,536,313

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Healthcare Fund

	Year ended
	3/31/18	3/31/17
Increase in Net Assets from Operations:
Net investment income	$720,046	$3,272,406
Net realized gain	8,214,314	4,124,089
Net change in unrealized appreciation (depreciation)	63,601,953	36,606,943

Net increase in net assets resulting from operations	72,536,313	44,003,438

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,440,408)	(1,657,791)
Class C	(1,634,988)	(143,682)
Class R	(156,747)	(35,340)
Institutional Class	(5,839,815)	(1,458,416)

Net realized gain:
Class A	—	(11,453,829)
Class C	—	(4,159,937)
Class R	—	(330,563)
Institutional Class	—	(7,952,617)

	(13,071,958)	(27,192,175)

Capital Share Transactions:
Proceeds from shares sold:
Class A	67,889,655	42,032,234
Class C	19,607,458	6,361,191
Class R	1,772,812	2,208,625
Institutional Class	167,631,610	65,171,457

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,274,384	12,440,137
Class C	1,603,945	4,185,575
Class R	156,746	365,901
Institutional Class	5,217,471	7,777,942

	269,154,081	140,543,062

	Year ended
	3/31/18	3/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(40,962,162)	$(105,286,277)
Class C	(12,682,524)	(29,139,856)
Class R	(2,232,192)	(3,498,854)
Institutional Class	(50,893,788)	(97,469,421)

	(106,770,666)	(235,394,408)

Increase (decrease) in net assets derived from capital share transactions	162,383,415	(94,851,346)

Net Increase (Decrease) in Net Assets	221,847,770	(78,040,083)

Net Assets:
Beginning of year	355,291,056	433,331,139

End of year	$577,138,826	$355,291,056

Undistributed (distributions in excess of) net investment income	$(1,596,062)	$6,648,213

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Healthcare Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[5]
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount is less than $0.005 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

			10/1/14
Year ended			to	Year ended

3/31/18	3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13

$19.19	$18.46	$20.36	$20.61	$17.19	$11.94

0.04	0.16	0.05	0.01	— [3]	(0.01)
4.08	1.97	(0.44)	1.82	3.84	5.30

4.12	2.13	(0.39)	1.83	3.84	5.29

(0.68)	(0.18)	(0.17)	(0.01)	—	(0.04)
—	(1.22)	(1.34)	(2.07)	(0.42)	—

(0.68)	(1.40)	(1.51)	(2.08)	(0.42)	(0.04)

$22.63	$19.19	$18.46	$20.36	$20.61	$17.19

21.56%	12.30%	(2.45% )	9.31%	22.68%	44.50%

$212,838	$154,687	$197,138	$218,427	$185,734	$165,780
1.31%	1.38%	1.37%	1.36%	1.35%	1.38%
1.31%	1.38%	1.37%	1.36%	1.35%	1.43%
0.18%	0.84%	0.25%	0.06%	0.01%	(0.05% )
0.18%	0.84%	0.25%	0.06%	0.01%	(0.10% )
28%	29%	46%	19%	60%	29%

Financial highlights

Delaware Healthcare Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of net investment income (loss) to average net assets[4]
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

			10/1/14
Year ended			to	Year ended

3/31/18	3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13

$18.36	$17.72	$19.60	$19.97	$16.80	$11.71

(0.12)	0.02	(0.10)	(0.07)	(0.14)	(0.12)
3.90	1.88	(0.42)	1.77	3.73	5.21

3.78	1.90	(0.52)	1.70	3.59	5.09

(0.53)	(0.04)	(0.02)	—	—	—
—	(1.22)	(1.34)	(2.07)	(0.42)	—

(0.53)	(1.26)	(1.36)	(2.07)	(0.42)	—

$21.61	$18.36	$17.72	$19.60	$19.97	$16.80

20.67%	11.45%	(3.17% )	8.92%	21.77%	43.47%

$76,033	$57,814	$73,715	$76,558	$62,398	$28,557
2.06%	2.13%	2.12%	2.11%	2.10%	2.13%
(0.57% )	0.09%	(0.50% )	(0.69% )	(0.74% )	(0.80%	)
28%	29%	46%	19%	60%	29%

Financial highlights

Delaware Healthcare Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[5]
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount is less than $0.005 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

			10/1/14
Year ended			to	Year ended

3/31/18	3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13

$18.98	$18.27	$20.17	$20.45	$17.10	$11.87

(0.02)	0.11	— [3]	(0.02)	(0.05)	(0.04)
4.04	1.95	(0.44)	1.81	3.82	5.28

4.02	2.06	(0.44)	1.79	3.77	5.24

(0.63)	(0.13)	(0.12)	—	—	(0.01)
—	(1.22)	(1.34)	(2.07)	(0.42)	—

(0.63)	(1.35)	(1.46)	(2.07)	(0.42)	(0.01)

$22.37	$18.98	$18.27	$20.17	$20.45	$17.10

21.26%	12.03%	(2.71% )	9.17%	22.46%	44.15%

$5,683	$5,169	$5,878	$5,713	$4,506	$2,360
1.56%	1.63%	1.62%	1.61%	1.60%	1.63%
1.56%	1.63%	1.62%	1.61%	1.60%	1.73%
(0.07% )	0.59%	0.00%	(0.19% )	(0.24% )	(0.30% )
(0.07% )	0.59%	0.00%	(0.19% )	(0.24% )	(0.40% )
28%	29%	46%	19%	60%	29%

Financial highlights

Delaware Healthcare Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of net investment income to average net assets[4]
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in a net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

			10/1/14
Year ended			to	Year ended

3/31/18	3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13

$19.28	$18.53	$20.44	$20.70	$17.23	$11.96

0.09	0.21	0.10	0.03	0.05	0.03
4.10	1.98	(0.45)	1.84	3.84	5.31

4.19	2.19	(0.35)	1.87	3.89	5.34

(0.73)	(0.22)	(0.22)	(0.06)	—	(0.07)
—	(1.22)	(1.34)	(2.07)	(0.42)	—

(0.73)	(1.44)	(1.56)	(2.13)	(0.42)	(0.07)

$22.74	$19.28	$18.53	$20.44	$20.70	$17.23

21.84%	12.53%	(2.20% )	9.49%	23.00%	44.86%

$282,585	$137,621	$156,600	$179,357	$186,791	$85,535
1.06%	1.13%	1.12%	1.11%	1.10%	1.13%
0.43%	1.09%	0.50%	0.31%	0.26%	0.20%
28%	29%	46%	19%	60%	29%

Notes to financial statements
Delaware Healthcare Fund	March 31, 2018

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Healthcare Fund, Delaware Smid Cap Growth Fund, and Delaware Small Cap Growth Fund. These financial statements and the related notes pertain to Delaware Healthcare Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term capital growth through appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Funds federal income tax returns through the year ended March 31, 2018 and for all open tax years (years ended Sept. 30, 2014–March 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended March 31, 2018, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 29, 2018 and will mature on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

Notes to financial statements

Delaware Healthcare Fund

1. Significant Accounting Policies (continued)

financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2018.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expense paid indirectly.” For the year ended March 31, 2018, the Fund earned $963 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.85% on the first $500 million of the average daily net assets of the Fund; 0.80% on the next $500 million; 0.75% on the next $1.5 billion; and 0.70% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from April 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. For the year ended March 31, 2018, the Fund was charged $19,990 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2018, the Fund was charged $84,974 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended March 31, 2018, the Fund was charged $8,468 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2018, DDLP earned $139,934 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2018, DDLP received gross CDSC commissions of $500 and $4,349 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Notes to financial statements

Delaware Healthcare Fund

3. Investments

For the year ended March 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$260,198,262
Sales	122,298,603

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives in the Fund for federal income tax purposes were as follows:

Cost of investments and derivatives	$449,660,327

Aggregate unrealized appreciation of investments and derivatives	$156,646,402
Aggregate unrealized depreciation of investments and derivatives	(32,003,851)

Net unrealized appreciation of investments and derivatives	$124,642,551

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Biotechnology	$167,479,168	$43,385,102	$—	$210,864,270
Blue Chip Medical Products	172,845,590	61,223,194	—	234,068,784
Healthcare Services	63,148,120	—	—	63,148,120
Other	29,528,843	—	444,000	29,972,843
Small- / Mid-Cap Medical Products	34,586,315	—	—	34,586,315
Rights[1]	1,370	—	45,900	47,270
Short-Term Investments	—	1,642,002	—	1,642,002

Total Value of Securities	$467,589,406	$106,250,298	$489,900	$574,329,604

Derivatives*
Liabilities:
Foreign Currency Exchange Contracts	$—	$(26,726)	$—	$(26,726)

*Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total

Rights	2.90%	—	97.10%	100.00%

During the year ended March 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s

Notes to financial statements

Delaware Healthcare Fund

3. Investments (continued)

NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as they are not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2018 and 2017 was as follows:

	Year ended
	3/31/18	3/31/17
Ordinary income	$13,071,958	$3,311,542
Long-term capital gains	—	23,880,633

Total	$13,071,958	$27,192,175

The Fund paid capital gains on foreign securities. These gains were designated as long-term capital gain distributions.

5. Components of Net Assets on a Tax Basis

As of March 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$447,230,012
Undistributed ordinary income	6,079,431
Capital loss carryforwards	(813,168)
Net unrealized appreciation on investments, foreign currencies and derivatives	124,642,551

Net assets	$577,138,826

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts and tax recognition of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and sale of passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2018, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$4,107,637
Accumulated net realized loss	(4,107,637)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2018, the Fund utilized $4,851,740 of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total

$—	$813,168	$813,168

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/18	3/31/17
Shares sold:
Class A	3,001,907	2,199,283
Class C	908,920	349,840
Class R	80,269	117,210
Institutional Class	7,349,837	3,416,806

Shares issued upon reinvestment of dividends and distributions:
Class A	240,511	711,678
Class C	76,415	249,736
Class R	7,223	21,150
Institutional Class	236,942	443,440

	11,902,024	7,509,143

Shares redeemed:
Class A	(1,895,917)	(5,531,937)
Class C	(614,383)	(1,611,866)
Class R	(105,706)	(187,807)
Institutional Class	(2,296,068)	(5,170,818)

	(4,912,074)	(12,502,428)

Net increase (decrease)	6,989,950	(4,993,285)

Notes to financial statements

Delaware Healthcare Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended March 31, 2018 and 2017, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended 3/31/18	42,555	7,804	4,197	45,610	$1,067,395
Year ended 3/31/17	1,229,949	9,919	—	1,234,733	$23,318,652

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of March 31, 2018, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended March 31, 2018, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended March 31, 2018, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which are disclosed as “Net realized gain (loss) on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended March 31, 2018.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts	USD	209,720	USD	58,915

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Notes to financial statements

Delaware Healthcare Fund

9. Offsetting (continued)

At March 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivatives Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position

BNY Mellon	$ —	$(26,726)	$(26,726)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)

BNY Mellon	$(26,726)	$ —	$ —	$ —	$ —	$(26,726)

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(b)	Cash Collateral Received	Net Collateral Received	Net Exposure(a)

Bank of America Merrill Lynch	$ 236,282	$ (236,282)	$ —	$ (236,282)	$ —
Bank of Montreal	708,845	(708,845)	—	(708,845)	—
BNP Paribas	696,875	(696,875)	—	(696,875)	—

Total	$1,642,002	$(1,642,002)	$ —	$(1,642,002)	$ —

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)	The value of the related collateral received exceeded the value of the repurchase agreements as of March 29, 2018.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended March 31, 2018, the Fund had no securities out on loan.

Notes to financial statements

Delaware Healthcare Fund

11. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund is a nondiversified fund that concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2018, there were no Rule 144A securities held by the Fund.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Healthcare Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Healthcare Fund (one of the funds constituting Delaware Group Equity Funds IV, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 18, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Healthcare Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2018, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions[1] (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%
(B) Qualifying Dividends[2]	25.98%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1For the fiscal year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 56.07%. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

2Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1,2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	60	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	60	None
(March 2004–Present)

Chief Executive Officer	60	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	60	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health System
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)
Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group		Director —
HSBC USA Inc.
Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	60	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	60	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

     US equity mutual fund

Delaware Small Cap Growth Fund

March 31, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Growth Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Small Cap Growth Fund	April 10, 2018 (Unaudited)

Performance preview (for the year ended March 31, 2018)
Delaware Small Cap Growth Fund (Institutional Class shares)	1-year return	+34.73%
Delaware Small Cap Growth Fund (Class A shares)	1-year return	+34.47%
Russell 2000® Growth Index (benchmark)	1-year return	+18.63%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Growth Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

US equity markets advanced strongly throughout the Fund’s fiscal year ended March 31, 2018, maintaining a steady upward pace in the first three quarters of the period before turning volatile in the last quarter. The Russell 2000 Growth Index, the Fund’s benchmark, gained 18.63% during the fiscal year, while the Russell 2000® Value Index returned 5.13% and the overall Russell 2000® Index advanced 11.79%. It was a notable turnaround for the small growth segment of the market, which had lagged significantly in the Fund’s previous fiscal year.

Improving economic conditions, particularly continued labor market strengthening, contributed to a boost in consumer confidence that underpinned the markets. The unemployment rate declined from 4.5% to 4.1% during the fiscal year, accompanied by annual wage growth of about 3%. At the end of March, the Conference Board Consumer Confidence Index® – which measures how optimistic or pessimistic consumers are with respect to the economy in the near future – stood at 127.7, a small gain for the fiscal year and the 20th consecutive month above 100. Gross domestic product (GDP) growth was relatively robust, easing slightly in the final three months of 2017, but averaging just over 3% for the first nine months of the fiscal year. This period of US economic growth coincided with solid growth throughout most developed and emerging markets.

1

Portfolio management review

Delaware Small Cap Growth Fund

Energy prices were strong – West Texas Intermediate (WTI) crude oil drifted above $60 a barrel by fiscal year-end – and are not likely to have much economic impact in the near term. Domestic supply can respond to price changes by cutting or increasing production as needed. Of the three Federal Reserve rate hikes that were implemented during the Fund’s fiscal year, only the latest increase in March appeared to roil the market, which by then also seemed to have trouble digesting the Trump administration’s proposal to implement tariffs on aluminum and steel imports.

Housing data, though weak overall, confirmed a long-term migration from large urban areas that have high taxes and a high cost of living to smaller urban areas in the Southern and Western portions of the United States that offer a good quality of life at more reasonable prices. In those areas, housing starts are rising 10% a year, accompanied by price increases of 10%, reflecting a robust housing market.

Manufacturing data were also strong throughout the first three quarters of the fiscal year, tapering off somewhat in the last quarter. Nonetheless, manufacturing and other corporate activity mirrored the optimism of US consumers. With improving economic conditions, individuals are more likely to feel confident that their jobs are secure and are more willing to purchase new homes or cars, take vacations, or engage in other activities that they may have put off during more times of financial hardship. Corporate executives have likewise become more confident in their businesses, and appear willing to make necessary investments that they, too, might have previously delayed.

The outsized return of growth companies during this period was largely the result of this increase in confidence. Investors who previously may have been fearful of paying 10 times current earnings for a company are now feeling optimistic about paying 25 times next year’s earnings. While there are potential market risks for investors – including the geopolitical threats posed by Iran and North Korea or the possibility that further interest rate hikes will dampen enthusiasm for equities – the economy and markets appeared strong at the end of the fiscal year.

Source: Bloomberg

Within the Fund

For the fiscal year ended March 31, 2018, Delaware Small Cap Growth Fund Institutional Class shares returned +34.73%. The Fund’s Class A shares returned +34.47% at net asset value and +26.77% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 2000 Growth Index, returned +18.63%. For complete, annualized performance of Delaware Small Cap Growth Fund, please see the table on page 4.

We primarily focus on individual stock selection, but on a sector level, weak relative performance in the energy, materials, and telecommunication services sectors offset strong relative performance in the consumer discretionary, information technology, and healthcare sectors. The Fund pursues a pure growth strategy, focusing on what we view as the highest levels of growth or secular opportunities across the economy. Throughout the fiscal year, that focus on pure growth companies aided the Fund’s performance relative to the benchmark.

Weight Watchers International Inc., was the leading contributor to the Fund’s performance for the fiscal year. Once featuring in-person group meetings to monitor weight loss, the company has rebranded and shifted its focus to overall wellness. In December 2017, it launched its WW Freestyle™ program, which resulted in a strong finish to the fiscal year.

Collegium Pharmaceutical Inc., the maker of an abuse-deterrent version of oxycodone, was

2

another strong contributor to performance as its Xtampza® product has gained traction in the marketplace. Containing the same active drug that is in oxycodone, Xtampza is formulated so that the drug is released over an extended period of time. Its efficacy as a pain-reliever is maintained, but it is far less likely to lead to addiction than standard forms of the drug. As concern over the opioid epidemic grows, we believe Collegium could benefit.

LGI Homes Inc., a home builder that is benefiting as people in the US migrate to the Southern and Western states, was another significant contributor to the Fund’s performance. The company’s business improved throughout the fiscal year as cities like Austin, Denver, and Nashville received waves of new residents. Specializing in starter homes, we believe LGI is positioned to take advantage of the growth in consumer confidence that is enabling more first-time home buyers. Additionally, by providing tax breaks, the government has been supportive of first-time loans. Banks are also eager to lend; the default rate for entry-level homes is relatively low.

Pacira Pharmaceuticals Inc. was the leading detractor from the Fund’s performance during the fiscal year. The company produces Exparel®, a local analgesic administered at the time of surgery. An alternative to the opioids that are routinely used, Exparel is expected to gain share as the opioid crisis deepens. Injected into the surgical site, the effects of the drug last for up to 96 hours; afterwards, additional relief can often be obtained from over-the-counter pain relievers. Though we think the drug is likely to be successful, its adoption has been slower than originally anticipated, largely due, in our view, to inertia in the healthcare system. We believe that pending legislation and a new partnership with Johnson & Johnson may change that, and we therefore maintained the Fund’s position.

Pharmaceutical manufacturer Dermira Inc. also detracted from performance after it announced in early March 2018 that it was abandoning development of a new acne drug that failed two late-stage clinical trials. Although we think the company has other promising drugs in its pipeline, we sold the position during the fiscal year.

Another significant detractor during the fiscal year was U.S. Silica Holdings Inc. It is one of the largest producers of fracking sands, used to enhance production from oil wells. We bought the company when it appeared that energy markets had recovered from a slump in the price and production of oil. While oil has recovered somewhat, it is still hampered by the perception that additional capacity will come online, obviating the need for fracking sands. For that reason, we sold the position.

The Fund’s turnover was relatively low during the fiscal year. We believe the Fund has been and is well positioned to take advantage of continued economic growth.

We consistently apply our long-term investment philosophy without regard for short-term economic or market events. We identify trends that are driving the economy and then seek the companies that we think are leading those trends. We want to own what we view as strong secular growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary

Delaware Small Cap Growth Fund	March 31, 2018 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2018
	1 year	Lifetime
Class A (Est. June 30, 2016)
Excluding sales charge	+34.47%	+26.80%
Including sales charge	+26.77%	+22.57%
Class C (Est. June 30, 2016)
Excluding sales charge	+33.44%	+25.86%
Including sales charge	+32.44%	+25.86%
Class R (Est. June 30, 2016)
Excluding sales charge	+33.96%*	+26.45%
Including sales charge	+33.96%*	+26.45%
Institutional Class
(Est. June 30, 2016)
Excluding sales charge	+34.73%	+27.09%
Including sales charge	+34.73%	+27.09%
Russell 2000 Growth Index	+18.63%	+21.87%**

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

**The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first

4

12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.05% of the Fund’s average daily net assets during the period from April 1, 2017 to March 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	4.87%	5.62%	5.12%	4.62%
Net expenses (including fee waivers, if any)	1.30%	2.05%	1.55%	1.05%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from June 30, 2016, through July 30, 2018.

5

Performance summary

Delaware Small Cap Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from June 30, 2016 (Fund’s inception), through March 31, 2018

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on June 30, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Growth Index as of June 30, 2016. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe.

The Russell 2000 Value Index, mentioned on page 1, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Conference Board Consumer Confidence Index, mentioned on page 1, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights

6

related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DSGDX	24610A604
Class C	DSGEX	24610A703
Class R	DSGFX	24610A885
Institutional Class	DSGGX	24610A802

7

Disclosure of Fund expenses

For the six-month period from October 1, 2017 to March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2017 to March 31, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses Paid During Period 10/1/17 to 3/31/18*
Actual Fund return†
Class A	$1,000.00	$1,241.10	1.30%	$7.26
Class C	1,000.00	1,237.30	2.05%	11.43
Class R	1,000.00	1,240.00	1.55%	8.66
Institutional Class	1,000.00	1,242.40	1.05%	5.87
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Class R	1,000.00	1,017.20	1.55%	7.80
Institutional Class	1,000.00	1,019.70	1.05%	5.29

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings

Delaware Small Cap Growth Fund	As of March 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	100.31%
Consumer Discretionary	31.26%
Financials	2.51%
Healthcare	27.29%
Industrials	7.97%
Information Technology	31.28%
Short-Term Investments	0.16%
Total Value of Securities	100.47%
Liabilities Net of Receivables and Other Assets	(0.47%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Consumer Discretionary, Healthcare, and Information Technology sectors (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Discretionary sector consisted of Diversified Consumer Services; Hotels, Restaurants, and Leisure; Household Durables; Leisure Products; Specialty Retail; and Textile, Apparel, and Luxury Goods. As of March 31, 2018, such amounts, as percentage of total net assets, were 5.15%; 1.79%; 9.93%; 3.03%; 10.81%; and 0.55%, respectively. The Healthcare sector consisted of Biotechnology; Healthcare Providers and Services; and Pharmaceuticals. As of March 31, 2018, such amounts, as percentage of total net assets, were 10.78%; 5.78%; and 10.73%, respectively. The Information Technology sector consisted of Electric Equipment, Instruments, and Components; Internet Software and Services; IT Services; Semiconductors and Semiconductor Equipment; and Software. As of March 31, 2018, such amounts, as percentage of total net assets, were 3.61%; 13.71%; 2.95%; 4.19%; and 6.82%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Consumer Discretionary, Healthcare, and Information Technology sectors for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Collegium Pharmaceutical	6.22%
Weight Watchers International	5.15%
Pacira Pharmaceuticals	4.50%
Exelixis	4.40%
Neurocrine Biosciences	4.39%
Burlington Stores	4.35%
American Woodmark	4.20%
MKS Instruments	4.19%
Match Group	4.16%
RingCentral Class A	4.13%

11

Schedule of investments

Delaware Small Cap Growth Fund	March 31, 2018

	Number of shares	Value (US $)
Common Stock – 100.31%²
Consumer Discretionary – 31.26%
Burlington Stores †	2,650	$352,847
Canada Goose Holdings †	1,330	44,449
Century Communities †	7,055	211,297
Five Below †	3,665	268,791
LGI Homes †	4,310	304,157
Malibu Boats Class A †	7,395	245,588
MarineMax †	13,080	254,406
Shake Shack Class A †	3,480	144,872
TopBuild †	3,790	290,011
Weight Watchers International †	6,550	417,366

		2,533,784

Financials – 2.51%
LendingTree †	620	203,453

		203,453

Healthcare – 27.29%
AMN Healthcare Services †	2,420	137,335
BioTelemetry †	10,680	331,614
Collegium Pharmaceutical †	19,745	504,485
Exelixis †	16,095	356,504
Loxo Oncology †	115	13,267
Neurocrine Biosciences †	4,295	356,184
Pacira Pharmaceuticals †	11,715	364,922
Sarepta Therapeutics †	2,000	148,180

		2,212,491

Industrials – 7.97%
American Woodmark †	3,460	340,637
Patrick Industries †	1,855	114,732
SiteOne Landscape Supply †	105	8,089
Trex †	1,680	182,734

		646,192

Information Technology – 31.28%
Care.com †	11,385	185,234
EPAM Systems †	2,090	239,347
Littelfuse	1,405	292,493
LogMeIn	2,320	268,076
Match Group †	7,590	337,300
MKS Instruments	2,935	339,433
Proofpoint †	1,920	218,208
RingCentral Class A †	5,270	334,645

12

	Number of shares	Value (US $)
Common Stock² (continued)
Information Technology (continued)
Trade Desk Class A †	6,460	$320,545

		2,535,281

Total Common Stock (cost $6,712,908)		8,131,201

	Principal amount°
Short-Term Investments – 0.16%
Repurchase Agreements – 0.16%
Bank of America Merrill Lynch 1.71%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $1,871 (collateralized by US government obligations 1.50%–3.75% 11/15/18–8/15/44; market value $1,908)	1,871	1,871
Bank of Montreal 1.60%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $5,613 (collateralized by US government obligations 0.00%–2.875% 8/16/18–8/15/47; market value $5,724)	5,612	5,612
BNP Paribas 1.75%, dated 3/29/18, to be repurchased on 4/2/18, repurchase price $5,518 (collateralized by US government obligations 0.00%–3.625% 5/31/18–11/15/45; market value $5,628)	5,517	5,517

Total Short-Term Investments (cost $13,000)		13,000

Total Value of Securities – 100.47% (cost $6,725,908)		$8,144,201

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

†	Non-income producing security.

See accompanying notes, which are an integral part of financial statements.

13

Statement of assets and liabilities
Delaware Small Cap Growth Fund	March 31, 2018

Assets:
Investments, at value[1]	$8,144,201
Receivable for securities sold	285,503
Receivable for fund shares sold	37
Dividends and interest receivable	2

Total assets	8,429,743

Liabilities:
Cash due to custodian	4,016
Payable for securities purchased	286,165
Other accrued expenses payable	24,065
Audit and tax fees payable	5,318
Investment management fees payable to affiliates	3,145
Accounting and administration expenses payable to affiliates	367
Legal fees payable to affiliates	232
Distribution fees payable to affiliates	148
Dividend disbursing and transfer agent fees and expenses payable to affiliates	138
Trustees’ fees and expenses payable to affiliates	48
Reports and statements to shareholders expenses payable to affiliates	6

Total liabilities	323,648

Total Net Assets	$8,106,095

Net Assets Consist of:
Paid-in capital	$6,087,284
Accumulated net realized gain on investments	600,518
Net unrealized appreciation of investments	1,418,293

Total Net Assets	$8,106,095

14

Net Asset Value
Class A:
Net assets	$431,791
Shares of beneficial interest outstanding, unlimited authorization, no par	37,250
Net asset value per share	$11.59
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.30

Class C:
Net assets	$61,432
Shares of beneficial interest outstanding, unlimited authorization, no par	5,375
Net asset value per share	$11.43

Class R:
Net assets	$7,463
Shares of beneficial interest outstanding, unlimited authorization, no par	647
Net asset value per share	$11.53

Institutional Class:
Net assets	$7,605,409
Shares of beneficial interest outstanding, unlimited authorization, no par	653,154
Net asset value per share	$11.64
[1]Investments, at cost	$6,725,908

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware Small Cap Growth Fund	Year ended March 31, 2018

Investment Income:
Dividends	$6,429
Interest	272

6,701

Expenses:
Registration fees	67,420
Management fees	51,211
Audit and tax fees	30,289
Accounting and administration expenses	22,515
Reports and statements to shareholders expenses	16,873
Legal fees	5,790
Dividend disbursing and transfer agent fees and expenses	2,583
Custodian fees	2,554
Distribution expenses – Class A	741
Distribution expenses – Class C	411
Distribution expenses – Class R	32
Trustees’ fees and expenses	311
Other	10,782

211,512
Less expenses waived	(138,766)
Less expenses paid indirectly	(5)

Total operating expenses	72,741

Net Investment Loss	(66,040)

Net Realized and Unrealized Gain:
Net realized gain on investments	879,700
Net change in unrealized appreciation (depreciation) of investments	1,225,585

Net Realized and Unrealized Gain	2,105,285

Net Increase in Net Assets Resulting from Operations	$2,039,245

See accompanying notes, which are an integral part of the financial statements.

16

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Statements of changes in net assets

Delaware Small Cap Growth Fund

	Year ended 3/31/18	6/30/16* to 3/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(66,040)	$(22,255)
Net realized gain	879,700	475,426
Net change in unrealized appreciation (depreciation)	1,225,585	192,708

Net increase in net assets resulting from operations	2,039,245	645,879

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	(20,906)	(2,595)
Class C	(2,127)	(504)
Class R	(437)	(206)
Institutional Class	(434,866)	(204,679)

	(458,336)	(207,984)

Capital Share Transactions:
Proceeds from shares sold:
Class A	226,557	183,733
Class C	39,754	30,231
Class R	1	5,027
Institutional Class	110,131	5,008,824

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	20,840	2,563
Class C	2,061	473
Class R	371	175
Institutional Class	369,888	173,977

	769,603	5,405,003

18

	Year ended 3/31/18	6/30/16* to 3/31/17
Capital Share Transactions(continued):
Cost of shares redeemed:
Class A	$(66,279)	$(467)
Class C	(18,169)	—
Institutional Class	(2,400)	—

	(86,848)	(467)

Increase in net assets derived from capital share transactions	682,755	5,404,536

Net Increase in Net Assets	2,263,664	5,842,431

Net Assets:
Beginning of year	5,842,431	—

End of year	$8,106,095	$5,842,431

Accumulated net investment loss	$—	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware Small Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 3/31/18	6/30/16[1] to 3/31/17
Net asset value, beginning of period	$9.22	$8.50

Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.05)
Net realized and unrealized gain	3.22	1.12

Total from investment operations	3.09	1.07

Less dividends and distributions from:
Net realized gain	(0.72)	(0.35)

Total dividends and distributions	(0.72)	(0.35)

Net asset value, end of period	$11.59	$9.22

Total return[3]	34.47%	12.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$432	$184
Ratio of expenses to average net assets	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	3.33%	4.87%
Ratio of net investment loss to average net assets	(1.20% )	(0.77% )
Ratio of net investment loss to average net assets prior to fees waived[4]	(3.23% )	(4.34% )
Portfolio turnover	151%	145%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

20

Financial highlights

Delaware Small Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 3/31/18	6/30/16[1] to 3/31/17
Net asset value, beginning of period	$9.17	$8.50

Income (loss) from investment operations:
Net investment loss[2]	(0.20)	(0.11)
Net realized and unrealized gain	3.18	1.13

Total from investment operations	2.98	1.02

Less dividends and distributions from:
Net realized gain	(0.72)	(0.35)

Total dividends and distributions	(0.72)	(0.35)

Net asset value, end of period	$11.43	$9.17

Total return[3]	33.44%	12.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61	$31
Ratio of expenses to average net assets	2.05%	2.05%
Ratio of expenses to average net assets prior to fees waived[4]	4.08%	5.62%
Ratio of net investment loss to average net assets	(1.95% )	(1.52% )
Ratio of net investment loss to average net assets prior to fees waived[4]	(3.98% )	(5.09% )
Portfolio turnover	151%	145%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Small Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 3/31/18	6/30/16[1] to 3/31/17
Net asset value, beginning of period	$9.20	$8.50

Income (loss) from investment operations:
Net investment loss[2]	(0.15)	(0.07)
Net realized and unrealized gain	3.20	1.12

Total from investment operations	3.05	1.05

Less dividends and distributions from:
Net realized gain	(0.72)	(0.35)

Total dividends and distributions	(0.72)	(0.35)

Net asset value, end of period	$11.53	$9.20

Total return[3]	34.10%	12.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8	$6
Ratio of expenses to average net assets	1.55%	1.55%
Ratio of expenses to average net assets prior to fees waived[4]	3.58%	5.12%
Ratio of net investment loss to average net assets	(1.45% )	(1.02% )
Ratio of net investment loss to average net assets prior to fees waived[4]	(3.48% )	(4.59% )
Portfolio turnover	151%	145%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

22

Financial highlights

Delaware Small Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 3/31/18	6/30/16[1] to 3/31/17
Net asset value, beginning of period	$9.24	$8.50

Income (loss) from investment operations:
Net investment loss[2]	(0.10)	(0.04)
Net realized and unrealized gain	3.22	1.13

Total from investment operations	3.12	1.09

Less dividends and distributions from:
Net realized gain	(0.72)	(0.35)

Total dividends and distributions	(0.72)	(0.35)

Net asset value, end of period	$11.64	$9.24

Total return[3]	34.73%	12.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,605	$5,621
Ratio of expenses to average net assets	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	3.08%	4.62%
Ratio of net investment loss to average net assets	(0.95% )	(0.52% )
Ratio of net investment loss to average net assets prior to fees waived[4]	(2.98% )	(4.09% )
Portfolio turnover	151%	145%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

23

Notes to financial statements

Delaware Small Cap Growth Fund	March 31, 2018

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Healthcare Fund, Delaware Small Cap Growth Fund, and Delaware Smid Cap Growth Fund. These financial statements and the related notes pertain to Delaware Small Cap Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended March 31, 2018 and for the open tax year ended March 31, 2017, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended March 31, 2018, the Fund did not incur any interest or tax penalties.

24

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 29, 2018 and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2018.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended March 31, 2018, the Fund earned $5 under this agreement.

25

Notes to financial statements

Delaware Small Cap Growth Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale, dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.05% of the Fund’s average daily net assets from April 1, 2017 through March 31, 2018.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from April 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Fund as well as other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). The Fund pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended March 31, 2018, the Fund was charged $2,603 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. For the year ended March 31, 2018, the Fund was charged $1,343 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

26

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of Class R shares. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended March 31, 2018, the Fund was charged $538 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2018, DDLP earned $767 for commissions on sales of the Fund’s Class A shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

*	The aggregate contractual waiver period covering this report is from June 30, 2016 through July 30, 2018.

3. Investments

For the year ended March 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$10,519,292
Sales	10,311,915

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$6,855,249

Aggregate unrealized appreciation of investments	$1,607,985
Aggregate unrealized depreciation of investments	(319,033)

Net unrealized appreciation of investments	$1,288,952

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

27

Notes to financial statements

Delaware Small Cap Growth Fund

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2018:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$8,131,201	$—	$8,131,201
Short-Term Investments	—	13,000	13,000

Total Value of Securities	$8,131,201	$13,000	$8,144,201

During the year ended March 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period April 1, 2017.

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A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended March 31, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended March 31, 2018 and the period June 30, 2016* through March 31, 2017 was as follows:

	Year ended 3/31/18	6/30/16* to 3/31/17
Ordinary income	$458,336	$207,984

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of March 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$6,087,284
Undistributed ordinary income	690,858
Undistributed long-term capital gains	39,001
Net unrealized appreciation on investments	1,288,952

Net assets	$8,106,095

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating loss. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2018, the Fund recorded the following reclassifications:

Accumulated net investment loss	$66,040
Accumulated net realized gain on investments	(66,040)

29

Notes to financial statements

Delaware Small Cap Growth Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 3/31/18	6/30/16* to 3/31/17
Shares sold:
Class A	21,400	19,765
Class C	3,615	3,295
Class R	—	591
Institutional Class	9,067	589,013

Shares issued upon reinvestment of dividends and distributions:
Class A	2,033	286
Class C	204	53
Class R	36	20
Institutional Class	35,946	19,374

	72,301	632,397

Shares redeemed:
Class A	(6,183)	(51)
Class C	(1,792)	—
Institutional Class	(246)	—

	(8,221)	(51)

Net increase	64,080	632,346

* Date of commencement of operations.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of March 31, 2018, or at any time during the year then ended.

30

8. Offsetting

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America
Merrill Lynch	$1,871	$(1,871)	$—	$(1,871)	$—
Bank of Montreal	5,612	(5,612)	—	(5,612)	—
BNP Paribas	5,517	(5,517)	—	(5,517)	—

Total	$13,000	$(13,000)	$—	$(13,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of March 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

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Notes to financial statements

Delaware Small Cap Growth Fund

9. Securities Lending (continued)

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended March 31, 2018, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short-term.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

32

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2018, there were no Rule 144A securities held by the Fund. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in the Fund’s financial statements.

33

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Growth Fund (one of the funds constituting Delaware Group Equity Funds IV, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018 and the statements of changes in net assets and financial highlights for the year ended March 31, 2018 and for the period June 30, 2016 (commencement of operations) through March 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended March 31, 2018 and for the period June 30, 2016 (commencement of operations) through March 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 18, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

34

Other Fund information (Unaudited)

Delaware Small Cap Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2018, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)[1]	100.00%
Total Distributions (Tax Basis)	100.00%
(B) Qualifying dividends[2]	1.91%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1For the year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 1.89%. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

2Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended March 31, 2018, certain interest income paid by the Fund, has been determined to be Short-Term Capital Gains, and may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2018, the Fund has reported maximum distributions of Short-Term Capital Gains of $784,266.

35

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1,2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

36

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	60	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	60	None
(March 2004–Present)

Chief Executive Officer,	60	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

37

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

38

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	60	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)

Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

39

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers

David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

40

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.

Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

41

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Former Chief Executive
Delaware Funds®	Private Wealth Management	Philadelphia, PA	Officer
by Macquarie Philadelphia, PA	J.P. Morgan Chase & Co. New York, NY	Lucinda S. Landreth Former Chief Investment	Banco Itaú International Miami, FL

Thomas L. Bennett	Joseph W. Chow	Officer	Thomas K. Whitford
Chairman of the Board	Former Executive Vice	Assurant, Inc.	Former Vice Chairman
Delaware Funds	President	New York, NY	PNC Financial Services Group
by Macquarie	State Street Corporation		Pittsburgh, PA
Private Investor Rosemont, PA	Boston, MA		Janet L. Yeomans
Former Vice President and Treasurer 3M Company St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Forms N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

42

 US equity mutual fund

Delaware Smid Cap Growth Fund

March 31, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Smid Cap Growth Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P.

(DDLP), an affiliate of MIMBT and Macquarie Group Limited. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Smid Cap Growth Fund	April 10, 2018 (Unaudited)

Performance preview (for the year ended March 31, 2018)
Delaware Smid Cap Growth Fund (Institutional Class shares)	1-year return	+32.01%
Delaware Smid Cap Growth Fund (Class A shares)	1-year return	+31.68%
Russell 2500™ Growth Index (benchmark)	1-year return	+19.92%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Smid Cap Growth Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

US equity markets advanced strongly throughout the Fund’s fiscal year ended March 31, 2018, maintaining a steady upward pace in the first three quarters of the period, before turning volatile in the last quarter. The Russell 2500 Growth Index, the Fund’s benchmark, gained 19.92% during the fiscal year, while the Russell 2500™ Value Index returned 5.72% and the overall Russell 2500™ Index rose 12.31%. It was a notable turnaround for the small growth segment of the market, which had lagged significantly in the Fund’s previous fiscal year.

Improving economic conditions, particularly continued labor market strengthening, contributed to a boost in consumer confidence that underpinned the markets. The unemployment rate declined from 4.5% to 4.1% during the fiscal year, accompanied by annual wage growth of about 3%. At the end of March, the Conference Board Consumer Confidence Index® – which measures how optimistic or pessimistic consumers are with respect to the economy in the near future – stood at 127.7, a small gain for the fiscal year and the 20th consecutive month above 100. Gross domestic product (GDP) growth was relatively robust, easing slightly in the final three months of 2017, but averaging just over 3% for the first nine months of the fiscal year. This period of US economic growth coincided with solid growth throughout most developed and emerging markets.

We consistently apply our long-term investment philosophy without regard for short-term economic or market events. We identify trends that are driving the economy and then seek the companies that we think are leading those trends. We want to own what we view as strong secular growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

1

Portfolio management review

Delaware Smid Cap Growth Fund

Energy prices were strong – the price of a barrel of West Texas Intermediate (WTI) crude oil drifted above $60 a barrel by fiscal year-end – and are not likely to have much economic impact in the near term. Domestic supply can respond to price changes by cutting or increasing production as needed. Of the three Federal Reserve rate hikes implemented during the Fund’s fiscal year, only the latest increase in March appeared to roil the market, which by then also seemed to have trouble digesting the Trump administration’s proposal to implement tariffs on aluminum and steel imports.

Housing data, though weak overall, confirmed a long-term migration from large urban areas that have high taxes and a high cost of living to smaller urban areas in the Southern and Western portions of the United States that offer a good quality of life at more reasonable prices. In those areas, housing starts are rising 10% a year, accompanied by price increases of 10%, reflecting a robust housing market.

Manufacturing data were also strong throughout the first three quarters of the fiscal year, tapering off somewhat in the last quarter. Nonetheless, manufacturing and other corporate activity mirrored the optimism of US consumers. With improving economic conditions, individuals are more likely to feel confident that their jobs are secure and are more willing to purchase new homes or cars, take vacations, or engage in other activities that they may have put off during times of financial hardship. Corporate executives have likewise become more confident in their businesses as well, and appear willing to make necessary investments that they, too, might have previously delayed.

The outsized return of growth companies during this period was largely the result of this increase in confidence. Investors who previously may have been fearful of paying 10 times current earnings for a company are now feeling optimistic about paying 25 times next year’s earnings. While there are potential market risks for investors – including the geopolitical threats posed by Iran and North Korea or the possibility that further interest rate hikes will dampen enthusiasm for equities – the economy and markets appeared strong at the end of the fiscal year.

Source: Bloomberg

Within the Fund

For the fiscal year ended March 31, 2018, Delaware Smid Cap Growth Fund Institutional Class shares returned +32.01%. The Fund’s Class A shares returned +31.68% at net asset value and +24.13% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 2500 Growth Index, returned +19.92%. For complete, annualized performance of Delaware Smid Cap Growth Fund, please see the table on page 4.

We primarily focus on individual stock selection, but on a sector level, weak relative performance in energy and industrials offset strong relative performance in consumer discretionary, information technology, and healthcare. The Fund pursues a pure growth strategy, focusing on what we view as the highest levels of growth or secular opportunities across the economy. Throughout the fiscal year, that focus on pure growth companies aided the Fund’s performance relative to the benchmark.

Weight Watchers International Inc. was the leading contributor to the Fund’s performance for the fiscal year. Once featuring in-person group meetings to monitor weight loss, the company has rebranded and shifted its focus to overall wellness. In December 2017, it launched its WW Freestyle™ program, which resulted in a strong finish to the fiscal year.

LGI Homes Inc., a homebuilder that is benefiting as people in the US migrate to the Southern and Western states, was another significant contributor to performance. The company’s

2

business improved throughout the year as cities like Austin, Denver, and Nashville received waves of new residents. Specializing in starter homes, we believe LGI is positioned to take advantage of the growth in consumer confidence that is enabling more first-time homebuyers. Additionally, by providing tax breaks, the government has been supportive of first-time loans. Banks are also eager to lend; the default rate for entry-level homes is relatively low.

Align Technology Inc., the maker of the Invisalign® teeth straightening system, was also a leading contributor to the Fund’s performance. In the US, the company has achieved 35% market penetration with adults and 9% with teenagers. We believe Align has significant growth potential outside of the US, particularly in emerging markets such as India and China, where the growing middle class represents a large market. With its 3D printing technology, the company can easily serve customers at a distance.

Pacira Pharmaceuticals Inc. was the leading detractor from the Fund’s performance during the fiscal year. The company produces Exparel®,a local analgesic administered at the time of surgery. An alternative to the opioids that are routinely used, Exparel is expected to gain share as the opioid crisis deepens. Injected into the surgical site, the effects of the drug last for up to 96 hours; afterwards, additional relief can often be obtained from over-the-counter pain relievers. Though we think the drug is likely to be successful, its adoption has been slower than originally anticipated, largely due, in our view, to inertia in the healthcare system. We believe that pending legislation and a new partnership with Johnson & Johnson may change that, and we therefore maintained the Fund’s position.

Pharmaceutical manufacturer Dermira Inc. also detracted from performance after it announced in early March 2018 that it was abandoning development of a new acne drug that failed two late-stage clinical trials. Although we think the company has other promising drugs in its pipeline, we sold the position during the fiscal year.

Another significant detractor during the fiscal year was U.S. Silica Holdings Inc. It is one of the largest producers of fracking sands, used to enhance production from oil wells. We bought the company when it appeared that energy markets had recovered from a slump in the price and production of oil. While oil has recovered somewhat, it is still hampered by the perception that additional capacity will come online, obviating the need for fracking sands. For that reason, we sold the position.

The Fund’s turnover was relatively low during the fiscal year. We believe the Fund has been and is well positioned to take advantage of continued economic growth.

We consistently apply our long-term investment philosophy without regard for short-term economic or market events. We identify trends that are driving the economy and then seek the companies that we think are leading those trends. We want to own what we view as strong secular growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary

Delaware Smid Cap Growth Fund	March 31, 2018 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2018
	1 year	5 years	10 years	Lifetime
Class A (Est. March 27, 1986)
Excluding sales charge	+31.68%	+13.61%	+12.66%	+13.49%
Including sales charge	+24.13%	+12.27%	+11.99%	+13.28%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+30.71%	+12.75%	+11.81%	+9.10%
Including sales charge	+29.71%	+12.75%	+11.81%	+9.10%
Class R (Est. June 2, 2003)
Excluding sales charge	+31.34%	+13.31%	+12.39%	+11.19%
Including sales charge	+31.34%	+13.31%	+12.39%	+11.19%
Institutional Class
(Est. Nov. 9, 1992)
Excluding sales charge	+32.01%	+13.88%	+12.95%	+10.61%
Including sales charge	+32.01%	+13.88%	+12.95%	+10.61%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+32.10%	n/a	n/a	+16.20%
Including sales charge	+32.10%	n/a	n/a	+16.20%
Russell 2500 Growth Index	+19.92%	+13.37%	+11.17%	+9.42%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net

4

assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.21%	1.96%	1.46%	0.96%	0.84%
(without fee waivers)
Net expenses	1.21%	1.96%	1.46%	0.96%	0.84%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary

Delaware Smid Cap Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2008 through March 31, 2018

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on March 31, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2008. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Index, mentioned on page 1, measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Conference Board Consumer Confidence Index, mentioned on page 1, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for

6

six months hence regarding business conditions, employment, and income.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses.

Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DFCIX	245906102
Class C	DEEVX	245906409
Class R	DFRIX	245906508
Institutional Class	DFDIX	245906201
Class R6	DFZRX	24610A505

7

Disclosure of Fund expenses

For the six-month period from October 1, 2017 to March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2017 to March 31, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Smid Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Annualized Expense Ratio	Expenses Paid During Period 10/1/17 to 3/31/18*
Actual Fund return†
Class A	$1,000.00	$1,228.80	1.12%	$6.22
Class C	1,000.00	1,223.70	1.87%	10.37
Class R	1,000.00	1,226.60	1.37%	7.61
Institutional Class	1,000.00	1,230.10	0.87%	4.84
Class R6	1,000.00	1,230.40	0.82%	4.56
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.12%	$5.64
Class C	1,000.00	1,015.61	1.87%	9.40
Class R	1,000.00	1,018.10	1.37%	6.89
Institutional Class	1,000.00	1,020.59	0.87%	4.38
Class R6	1,000.00	1,020.84	0.82%	4.13

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings
Delaware Smid Cap Growth Fund	As of March 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	100.02%
Consumer Discretionary	23.74%
Financials	5.36%
Healthcare	24.94%
Industrials	8.00%
Technology	37.98%
Short-Term Investment	0.01%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Technology sector consisted of commercial services, computers, Internet, semiconductors, software, and telecommunications. As of March 31, 2018 such amounts, as a percentage of total net assets, were 4.64%, 3.87%, 11.38%, 5.38%, 8.14% and 4.57%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Technology sector for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Weight Watchers International	5.78%
Collegium Pharmaceutical	5.39%
Match Group	4.90%
LGI Homes	4.50%
Neurocrine Biosciences	4.43%
Burlington Stores	4.38%
Pacira Pharmaceuticals	4.27%
Splunk	4.20%
American Woodmark	4.14%
Exelixis	4.00%

11

Schedule of investments
Delaware Smid Cap Growth Fund	March 31, 2018

	Number of shares	Value (US $)
Common Stock – 100.02%²
Consumer Discretionary – 23.74%
Bright Horizons Family Solutions †	148,575	$14,815,899
Burlington Stores †	351,250	46,768,937
Canada Goose Holdings †	692,925	23,157,553
LGI Homes †	681,800	48,114,626
MarineMax †	1,644,150	31,978,717
Shake Shack Class A †	587,125	24,442,014
Thor Industries	23,175	2,669,065
Weight Watchers International †	970,025	61,809,993

		253,756,804

Financials – 5.36%
E*TRADE Financial †	521,850	28,915,709
LendingTree †	86,325	28,327,548

		57,243,257

Healthcare – 24.94%
ABIOMED †	6,768	1,969,420
Align Technology †	600	150,678
AMN Healthcare Services †	519,825	29,500,068
BioTelemetry †	1,232,975	38,283,874
Collegium Pharmaceutical †	2,253,824	57,585,203
Exelixis †	1,931,000	42,771,650
Neurocrine Biosciences †	571,100	47,361,323
Pacira Pharmaceuticals †	1,465,950	45,664,343
Sarepta Therapeutics †	44,900	3,326,641

		266,613,200

Industrials – 8.00%
American Woodmark †	449,300	44,233,585
Lennox International	47,250	9,656,483
Trex †	210,200	22,863,454
United Rentals †	50,525	8,727,183

		85,480,705

Technology – 37.98%
Arista Networks †	117,277	29,940,818
Broadridge Financial Solutions	164,250	18,016,583
EPAM Systems †	361,300	41,376,076
Gartner †	93,825	11,035,697
LogMeIn	163,425	18,883,758
Match Group †	1,179,250	52,405,870
MKS Instruments	305,650	35,348,423
Monolithic Power Systems	191,300	22,146,801
Proofpoint †	271,575	30,864,499
Splunk †	456,600	44,924,874
Square Class A †	784,750	38,609,700

12

	Number of shares	Value (US $)
Common Stock² (continued)
Technology (continued)
Take-Two Interactive Software †	246,400	$24,092,992
Trade Desk Class A †	772,525	38,332,691

		405,978,782

Total Common Stock (cost $831,251,094)		1,069,072,748

	Principal amount°
Short-Term Investment – 0.01%
US Treasury Obligation – 0.01%≠
US Treasury Bill 1.35% 4/12/18	107,901	107,852

Total Short-Term Investment (cost $107,848)		107,852

Total Value of Securities – 100.03% (cost $831,358,942)		$1,069,180,600

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets anxd liabilities

Delaware Smid Cap Growth Fund	March 31, 2018

Assets:
Investments, at value[1]	$1,069,180,600
Receivable for securities sold	13,411,244
Receivable for fund shares sold	919,527
Foreign tax reclaims receivable	478,585
Dividends and interest receivable	147,216

Total assets	1,084,137,172

Liabilities:
Cash overdraft	484,767
Payable for securities purchased	12,885,176
Payable for fund shares redeemed	668,280
Audit and tax fees payable	5,318
Investment management fees payable to affiliates	669,957
Other accrued expenses payable	294,865
Distribution fees payable to affiliates	214,977
Dividend disbursing and transfer agent fees and expenses payable to affiliates	18,177
Trustees’ fees and expenses payable	6,314
Accounting and administration expenses payable to affiliates	3,871
Legal fees payable to affiliates	1,872
Reports and statements to shareholders expenses payable to affiliates	836

Total liabilities	15,254,410

Total Net Assets	$1,068,882,762

Net Assets Consist of:
Paid-in capital	$749,227,411
Distributions in excess of net investment income	(1,842,004)
Accumulated net realized gain on investments	83,669,046
Net unrealized appreciation of investments	237,821,658
Net unrealized appreciation of foreign currencies	6,651

Total Net Assets	$1,068,882,762

14

Net Asset Value
Class A:
Net assets	$776,646,739
Shares of beneficial interest outstanding, unlimited authorization, no par	34,022,260
Net asset value per share	$22.83
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$24.22

Class C:
Net assets	$46,508,602
Shares of beneficial interest outstanding, unlimited authorization, no par	4,026,385
Net asset value per share	$11.55

Class R:
Net assets	$13,067,658
Shares of beneficial interest outstanding, unlimited authorization, no par	621,922
Net asset value per share	$21.01

Institutional Class:
Net assets	$231,474,092
Shares of beneficial interest outstanding, unlimited authorization, no par	7,541,752
Net asset value per share	$30.69

Class R6:
Net assets	$1,185,671
Shares of beneficial interest outstanding, unlimited authorization, no par	38,609
Net asset value per share	$30.71

[1]Investments, at cost	$831,358,942

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware Smid Cap Growth Fund	Year ended March 31, 2018

Investment Income:
Dividends	$1,599,043
Interest	14,386

1,613,429

Expenses:
Management fees	6,917,779
Distribution expenses – Class A	1,706,918
Distribution expenses – Class C	436,630
Distribution expenses – Class R	71,048
Dividend disbursing and transfer agent fees and expenses	1,220,655
Accounting and administration expenses	223,301
Reports and statements to shareholders expenses	101,088
Legal fees	81,456
Registration fees	78,925
Trustees’ fees and expenses	43,286
Custodian fees	38,640
Audit and tax fees	35,858
Other	38,337

10,993,921
Less expense paid indirectly	(1,580)

Total operating expenses	10,992,341

Net Investment Loss	(9,378,912)

16

Net Realized and Unrealized Gain:
Net realized gain	$95,836,102
Net change in unrealized appreciation (depreciation) of:
Investments	169,638,839
Foreign currencies	21,811

Net change in unrealized appreciation (depreciation)	169,660,650

Net Realized and Unrealized Gain	265,496,752

Net Increase in Net Assets Resulting from Operations	$256,117,840

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets

Delaware Smid Cap Growth Fund

	Year ended
	3/31/18	3/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,378,912)	$(6,455,380)
Net realized gain	95,836,102	281,186,452
Net change in unrealized appreciation (depreciation)	169,660,650	(264,381,720)

Net increase in net assets resulting from operations	256,117,840	10,349,352

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	(65,496)
Class R6	—	(2)

Net realized gain:
Class A	(9,864,882)	(247,793,070)
Class C	(1,171,015)	(29,094,420)
Class R	(196,411)	(6,307,944)
Institutional Class	(2,125,977)	(75,598,086)
Class R6	(10,859)	(560)

	(13,369,144)	(358,859,578)

Capital Share Transactions:
Proceeds from shares sold:
Class A	67,718,476	34,261,987
Class C	4,828,959	4,985,200
Class R	2,940,000	5,448,678
Institutional Class	81,703,833	116,337,047
Class R6	1,222,034	2,000

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	9,626,938	239,467,233
Class C	1,164,730	28,027,489
Class R	196,206	6,304,290
Institutional Class	2,098,066	74,454,526
Class R6	10,859	562

	171,510,101	509,289,012

18

	Year ended
	3/31/18	3/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(130,517,453)	$(165,873,224)
Class C	(18,755,780)	(22,105,902)
Class R	(10,268,311)	(7,616,868)
Institutional Class	(131,794,110)	(325,905,673)
Class R6	(216,304)	—

	(291,551,958)	(521,501,667)

Decrease in net assets derived from capital share transactions	(120,041,857)	(12,212,655)

Net Increase (Decrease) in Net Assets	122,706,839	(360,722,881)

Net Assets:
Beginning of year	946,175,923	1,306,898,804

End of year	$1,068,882,762	$946,175,923

Distributions in excess of net investment income	$(1,842,004)	$(2,093,964)

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware Smid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[4]
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

20

				10/1/14 to
Year ended					Year ended
3/31/18		3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13
$ 17.59		$ 27.04	$ 29.41	$ 29.12	$ 28.96	$ 24.93

(0.20)		(0.14)	(0.01)	0.08	(0.11)	(0.06)
5.74		(0.08)	0.65	4.33	1.35	5.67
5.54		(0.22)	0.64	4.41	1.24	5.61

(0.30)		(9.23)	(3.01)	(4.12)	(1.08)	(1.58)
(0.30)		(9.23)	(3.01)	(4.12)	(1.08)	(1.58)

$ 22.83		$ 17.59	$ 27.04	$ 29.41	$ 29.12	$ 28.96

31.68%		1.13%	2.26%	16.02%	4.19%	24.34%

$776,647		$653,453	$787,583	$838,620	$779,507	$956,010
1.17%		1.21%	1.20%	1.22%	1.19%	1.19%

1.17%		1.21%	1.20%	1.22%	1.19%	1.24%
(1.00%	)	(0.60% )	(0.03% )	0.53%	(0.36% )	(0.25% )

(1.00%	)	(0.60% )	(0.03% )	0.53%	(0.36% )	(0.30% )
101%		159%	24%	8%	26%	14%

21

Financial highlights

Delaware Smid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of net investment loss to average net assets[4]
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

22

			10/1/14 to
Year ended				Year ended
3/31/18	3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13
$ 9.09	$ 18.76	$ 21.46	$ 22.34	$ 22.62	$ 19.97

(0.18)	(0.20)	(0.16)	(0.02)	(0.25)	(0.20)
2.94	(0.24)	0.47	3.26	1.05	4.43
2.76	(0.44)	0.31	3.24	0.80	4.23

(0.30)	(9.23)	(3.01)	(4.12)	(1.08)	(1.58)
(0.30)	(9.23)	(3.01)	(4.12)	(1.08)	(1.58)

$ 11.55	$ 9.09	$ 18.76	$ 21.46	$ 22.34	$ 22.62

30.71%	0.30%	1.53%	15.60%	3.39%	23.42%

$ 46,508	$49,266	$67,633	$ 79,901	$77,021	$ 88,886
1.92%	1.96%	1.95%	1.97%	1.94%	1.94%
(1.75% )	(1.35% )	(0.78% )	(0.22% )	(1.11% )	(1.00% )
101%	159%	24%	8%	26%	14%

23

Financial highlights

Delaware Smid Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[4]
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

24

			10/1/14 to
Year ended				Year ended
3/31/18	3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13
$ 16.25	$ 25.77	$ 28.24	$ 28.15	$ 28.10	$ 24.29

(0.23)	(0.19)	(0.08)	0.04	(0.18)	(0.13)
5.29	(0.10)	0.62	4.17	1.31	5.52
5.06	(0.29)	0.54	4.21	1.13	5.39

(0.30)	(9.23)	(3.01)	(4.12)	(1.08)	(1.58)
(0.30)	(9.23)	(3.01)	(4.12)	(1.08)	(1.58)

$ 21.01	$ 16.25	$ 25.77	$ 28.24	$ 28.15	$ 28.10

31.34%	0.87%	1.99%	15.85%	3.92%	24.06%

$ 13,068	$16,731	$18,768	$ 17,416	$16,936	$ 17,428
1.42%	1.46%	1.45%	1.47%	1.44%	1.44%

1.42%	1.46%	1.45%	1.47%	1.44%	1.54%
(1.25% )	(0.85% )	(0.28% )	0.28%	(0.61% )	(0.50% )

(1.25% )	(0.85% )	(0.28% )	0.28%	(0.61% )	(0.60% )
101%	159%	24%	8%	26%	14%

25

Financial highlights

Delaware Smid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of net investment income (loss) to average net assets[5]
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount is less than $0.005 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

26

			10/1/14 to
Year ended				Year ended
3/31/18	3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13
$ 23.50	$ 32.83	$ 34.98	$ 33.89	$ 33.46	$ 28.48

(0.20)	(0.11)	0.08	0.13	(0.04)	— [3]
7.69	0.02	0.78	5.08	1.55	6.56
7.49	(0.09)	0.86	5.21	1.51	6.56

—	(0.01)	—	—	—	—
(0.30)	(9.23)	(3.01)	(4.12)	(1.08)	(1.58)
(0.30)	(9.24)	(3.01)	(4.12)	(1.08)	(1.58)

$ 30.69	$ 23.50	$ 32.83	$ 34.98	$ 33.89	$ 33.46

32.01%	1.33%	2.54%	16.13%	4.44%	24.66%

$231,474	$226,724	$432,915	$364,740	$337,183	$224,829
0.92%	0.96%	0.95%	0.97%	0.94%	0.94%
(0.75% )	(0.35% )	0.22%	0.78%	(0.11% )	0.00%
101%	159%	24%	8%	26%	14%

27

Financial highlights

Delaware Smid Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 3/31/18	5/2/16[1] to 3/31/17
Net asset value, beginning of period	$23.50	$33.01

Income (loss) from investment operations:
Net investment loss[2]	(0.19)	(0.05)
Net realized and unrealized gain (loss)	7.70	(0.19)

Total from investment operations	7.51	(0.24)

Less dividends and distributions from:
Net investment income	—	(0.04)
Net realized gain	(0.30)	(9.23)

Total dividends and distributions	(0.30)	(9.27)

Net asset value, end of period	$30.71	$23.50

Total return[3]	32.10%	0.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,186	$2
Ratio of expenses to average net assets[4]	0.84%	0.84%
Ratio of net investment loss to average net assets[4]	(0.67% )	(0.21% )
Portfolio turnover	101%	159% [5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended March 31, 2018 are reflected on the “Statement of operations.”

[5]	Portfolio turnover is representative of the Fund for the entire year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

28

Notes to financial statements
Delaware Smid Cap Growth Fund	March 31, 2018

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Healthcare Fund, Delaware Smid Cap Growth Fund, and Delaware Small Cap Growth Fund. These financial statements and the related notes pertain to Delaware Smid Cap Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation  –  Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

29

Notes to financial statements

Delaware Smid Cap Growth Fund

1. Significant Accounting Policies (continued)

Federal and Foreign Income Taxes  –  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended March 31, 2018 and for all open tax years (years ended Sept. 30, 2014–March 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended March 31, 2018, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting  –  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements  –  The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At March 31, 2018, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions  –  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

30

Use of Estimates  –  The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other  –  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2018.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expense paid indirectly.” For the year ended March 31, 2018, the Fund earned $1,580 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on average daily net assets in excess of $2.5 billion.

31

Notes to financial statements

Delaware Smid Cap Growth Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from April 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in Delaware Funds pays a minimum of $4,000, which in aggregate, is subtracted from the Total Fee. Each fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. For the year ended March 31, 2018, the Fund was charged $41,650 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2018, the Fund was charged $187,730 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fees of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of Class R shares. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on Oct. 11, 2010. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of: (i) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same rate, the blended rate based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares pay no 12b-1 fees.

32

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended March 31, 2018, the Fund was charged $19,460 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2018, DDLP earned $66,906 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2018, DDLP received gross CDSC commissions of $41 and $1,661 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended March 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended March 31, 2018, the Fund engaged in securities sales of $3,017,376, which resulted in net realized loss of $39.

3. Investments

For the year ended March 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$962,439,892
Sales	1,100,143,900

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2018, the cost and unrealized appreciation (depreciation) of investments in the Fund for federal income tax purposes were as follows:

Cost of investments	$833,306,475
Aggregate unrealized appreciation of investments	$259,702,372
Aggregate unrealized depreciation of investments	(23,828,247)
Net unrealized appreciation of investments	$235,874,125

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current

33

Notes to financial statements

Delaware Smid Cap Growth Fund

3. Investments (continued)

market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2018:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$1,069,072,748	$—	$1,069,072,748
Short-Term Investments	—	107,852	107,852

Total Value of Securities	$1,069,072,748	$107,852	$1,069,180,600

34

During the year ended March 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended March 31, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2018 and 2017 were as follows:

	Year ended
	3/31/18	3/31/17
Ordinary income	$—	$303,398
Long-term capital gains	13,369,144	358,556,180

Total	$13,369,144	$358,859,578

The Fund paid capital gains on foreign securities. These gains were designated as long-term capital gain distributions.

5. Components of Net Assets on a Tax Basis

As of March 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$749,227,411
Undistributed long-term capital gains	85,623,230
Qualified late year loss deferrals	(1,842,004)
Net unrealized appreciation on investments and foreign currencies	235,874,125

Net assets	$1,068,882,762

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

35

Notes to financial statements

Delaware Smid Cap Growth Fund

5. Components of Net Assets on a Tax Basis (continued)

Qualified late year losses represent losses realized from Jan. 1, 2018 through March 31, 2018, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating loss. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2018, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$9,630,872
Accumulated net realized gain	(9,630,872)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/18	3/31/17

Shares sold:
Class A	3,098,971	1,537,467
Class C	432,991	388,478
Class R	159,823	252,667
Institutional Class	2,881,746	4,034,439
Class R6	45,942	61

Shares issued upon reinvestment of dividends and distributions:
Class A	468,918	14,382,418
Class C	111,886	3,247,681
Class R	10,376	409,369
Institutional Class	76,072	3,347,776
Class R6	394	25

	7,287,119	27,600,381

Shares redeemed:
Class A	(6,699,908)	(7,892,305)
Class C	(1,937,316)	(1,823,380)
Class R	(577,921)	(360,589)
Institutional Class	(5,062,847)	(10,923,654)
Class R6	(7,813)	—

	(14,285,805)	(20,999,928)

Net Increase (Decrease)	(6,998,686)	6,600,453

36

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended March 31, 2018 and 2017, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended 3/31/18	26,578	26,988	3,389	27,700	$765,754
Year ended 3/31/17	440,698	20,732	—	338,770	8,036,478

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of March 31, 2018, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of

37

Notes to financial statements

Delaware Smid Cap Growth Fund

8. Securities Lending (continued)

the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended March 31, 2018, the Fund had no securities out on loan.

9. Credit and Market Risk

The Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short-term.

38

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2018. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2018, there were no Rule 144A securities held by the Fund.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in the Fund’s financial statements.

39

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Smid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Smid Cap Growth Fund (one of the funds constituting Delaware Group Equity Funds IV, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 18, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

40

Other Fund information (Unaudited)

Delaware Smid Cap Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2018, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.

41

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle[1,2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

42

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President — Macquarie	60	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	60	None
(March 2004–Present)

Chief Executive Officer,	60	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

43

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

44

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	60	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)

Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

45

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

46

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
Director —
HSBC USA Inc.
Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

47

About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Smid Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

48

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $85,829 for the fiscal year ended March 31, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $85,829 for the fiscal year ended March 31, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,954 for the fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,471 for the fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended March 31, 2018 and March 31, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS IV

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2018